                                                                   EXHIBIT 10(i)

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") is made as of the 26th day of March, 1998 by IndeNet, Inc., a Delaware corporation (the "Company"), Cable Computerized Management Systems, Inc., a Michigan corporation, and Enterprise Systems Group, Inc., a New York corporation (each company with its successors and assigns is a "Debtor" and collectively are the "Debtors"), in favor of Allied Capital Corporation, a Maryland corporation, (collectively with successors and assigns, the "Lender").

I.       RECITALS

         A. The Debtors have requested a loan from Lender, and Lender is willing to make an initial loan to the Debtors in the aggregate amount of Nine Million Dollars ($9,000,000) (the "Initial Loan") and subsequent loans in the aggregate amount of Six Million Dollars ($6,000,000) (the "Subsequent Loans") in consideration for the issuance by (a) the Debtors of certain Subordinated Debentures to the Lender in connection with the making of the Initial Loan and Subsequent Loan and (b) the Company to the Lender of certain Warrants to acquire shares of the Company's common stock in connection with the making of the Initial Loan and Subsequent Loan, each to be made in accordance with the terms and conditions set forth in the Investment and Loan Agreement to be entered into by such parties in connection herewith (the "Investment and Loan Agreement").

         B. The obligations of the Debtors under the Subordinated
Debentures and the Holder's rights therein shall be secured by certain collateral of the Debtors and certain other documents related thereto (all of which documents, including the Investment and Loan Agreement, each Debenture, this Agreement and any other Collateral Document (as defined in the Investment and Loan Agreement), with all modifications, extensions, renewals, and replacements thereof and therefor, are hereinafter collectively referred to as the ("Loan Documents").

II.      PROVISIONS

         In consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, each Debtor hereby agrees and grants as set forth below.

       1. Grant. As security for the payment of the indebtedness created under the Loan Documents, each Debtor hereby grants to Lender a continuing security interest in all of such Debtor's now owned and hereafter acquired tangible and intangible personal property, wherever located, and the proceeds and products thereof. Without limiting the generality of the foregoing, such security interest shall include all of each Debtor's now owned and hereafter acquired property and assets, and types of property, wherever located, as follows:

              (a) machinery, equipment, tools, furniture and fixtures, and all replacements and substitutions therefor and thereof, and all attachments, accessories and accessions thereto or for use therewith (the "Equipment");

              (b) inventory, raw materials, work-in-process, finished goods, supplies and returned and/or repossessed inventory; and all replacements, and substitutions therefor and thereof, and all accessions thereto, (the "Inventory");

              (c) general intangibles, licenses, permits, deposits, things in action, contracts, contractual rights, leases of real property, uncertificated securities and goodwill (the "General Intangibles");

              (d) intellectual property, literary rights, rights to performance, inventions, processes, systems, computer programs, databases and software (including source and object codes); copyrights, patents, patent applications, service marks, trademarks, trade names, trade secrets, and all goodwill associated with the foregoing, including, in respect to all the foregoing, the right to sue for past, present or future violations or infringements thereof, all reissues, divisions, renewals, extensions, continuations and continuations-in-part thereof, and all improvements thereon, (the "Intellectual Property);

              (e) accounts and rights to payment for goods sold or leased or for services rendered (the "Accounts");

              (f) chattel paper and leases of personal property (the "Chattel Paper");

              (g) instruments (negotiable or otherwise), notes, bonds, certificated securities, letters of credit, items of payment, negotiable documents, and documents of title (the "Instruments");

              (h) all books, ledgers, records, customer lists, correspondence, computer hardware and software, and magnetic or other data storage media relating to any of the Equipment, Inventory, General Intangibles, Intellectual Property, Accounts, Chattel Paper, Instruments or Proceeds (as hereinafter defined), whether in the possession of such Debtor or otherwise (the "Records"); and

              (i) all cash and noncash proceeds and products, including insurance proceeds of, and any indemnity or warranty payable by reason of damage to or loss of, the

Equipment, Inventory, General Intangibles, Intellectual Property, Accounts, Chattel Paper, Instruments or Records (the "Proceeds").

Each Debtor's Equipment, Inventory, Intellectual Property, Accounts, General Intangibles, Chattel Paper, Instruments, Records and Proceeds are hereinafter referred to collectively as the "Collateral". Lender shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code with respect to the Collateral. Notwithstanding any of the foregoing, the security interests granted herein shall be subordinate to Senior Debt (as such term is defined in the Investment and Loan Agreement) according to the terms of the Investment and Loan Agreement.

       2. Each Debtor's Representations and Warranties. Each Debtor represents and warrants to Lender with respect to itself as follows:

              (a) No Uniform Commercial Code Financing Statement that names Debtor as a debtor or which lists any of the Collateral as collateral has been filed in any jurisdiction except in connection with Senior Debt; Debtor has not signed any financing statement or any security agreement authorizing any other secured party thereunder to file any such financing statement except in connection with Senior Debt; and the security interests granted to Lender under this Agreement are second priority security interests subordinate only to the Senior Debt (as defined in the Investment and Loan Agreement).

              (b) The address for Debtor set forth on Exhibit A to this Agreement is Debtor's correct mailing address and the address of Debtor's principal place of business; Debtor has never had a principal place of business at any other address, changed its name or used any other name or any trade name, within the twelve (12) years immediately preceding the date of this Agreement; Debtor's Equipment and Inventory are located at Debtor's principal place of business set forth above; and none of Debtor's Inventory is stored with or in the possession of any bailee, warehouseman, subcontractor, or other similar person.

       3. Covenants of Each Debtor. Each Debtor covenants and agrees with respect to itself as follows:

              (a) Debtor shall promptly execute and deliver any Uniform Commercial Code Financing Statement or other document reasonably required, or procure any document reasonably required (including Uniform Commercial Code Financing Statement termination statements, as necessary), pay all costs to record such documents and otherwise, and pay any documentary or stamp tax or recording fee, to perfect and maintain perfected the security interest, and the priority of the security interest, granted under this Agreement. To the extent any of the Collateral is of a type as to which it is necessary or desirable for Lender to take possession in order to perfect, or maintain the priority of, Lender's security interest, then upon Lender's request, Debtor shall deliver such

Collateral to Lender. A carbon, photographic, photocopy or other reproduction of a security agreement or financing statement shall be sufficient as a financing statement.

         (b) In the event of Default, Debtor shall provide
Lender from time to time within five working days of the written request of Lender with: (i) written statements or schedules identifying and describing the Collateral, and all additions, substitutions, and replacements thereof and thereto; (ii) copies of customers' invoices or billing statements; (iii) evidence of shipment or delivery of goods or merchandise to or performance of services for customers; (iv) a listing and aging report for the Accounts; (v) proof of the sale or lease of goods or satisfactory performance of services which gave rise to the Accounts; and (vi) such other schedules and information as Lender reasonably may require. The items to be provided under this Section shall be in form satisfactory to Lender, in such detail as Lender may require and are to be executed and delivered to the Lender from time to time solely for Lender's convenience in maintaining Records of the Debtor's Collateral. The Debtor's failure to give any of such items to Lender shall not affect, terminate, modify or otherwise limit Lender's security interest in the Collateral.

         (c) Upon reasonable advance notice, Debtor shall allow
Lender access to the Debtor's places of business during normal business hours at intervals to be determined by Lender, before or after a Default, and without hindrance or delay, to audit, inspect, verify, check and make extracts or photocopies from the Records of the Debtor and other data relating to the Collateral.

         (d) The Debtor shall pay or reimburse Lender for all expenses of any nature which may be reasonably necessary, before or after Default hereunder, for the enforcement or preservation of Lender's rights under this Agreement or under the Loan Documents, including but not limited to reasonable attorneys' fees, appellate costs and fees, and costs incurred by Lender as a participant in any bankruptcy proceeding, workout, debt restructuring, extension of maturity or document amendment, involving the Debtor under the Loan Documents.

       4. Additional Terms Relating to Contracts. In respect to any contracts, agreements and other documents included in the Collateral, and both before and after a Default, (a) each Debtor shall remain liable under such contracts, agreements and documents to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Lender of any of the rights hereunder shall not release any Debtor from any of its duties or obligations thereunder; and (c) Lender shall have no obligation or liability under any such contracts, agreements and other documents by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of a Debtor thereunder or to take any action to collect or enforce any such contract, agreement or other document.

       5. Further Assurances. Each Debtor will promptly and duly execute and deliver to Lender such further documents and assurances, and take such further action as Lender may from time to time reasonably request, in order to carry out the intent and purpose of this Agreement, and to establish and protect the rights and remedies created, or intended to be created, in favor of Lender hereunder.

       6. Default. A Debtor shall be deemed to be in default hereunder ("Default") if (a) any Debtor shall be in breach of any warranty or covenant herein, after provision of any notice and lapse of any cure period provided in the Loan Documents expressly in respect to breaches of this Agreement, or (b) a default shall occur or exist under any of the Loan Documents, which is not cured after any notice and within any period of time expressly allowed therein.

       7. Remedies. In the event of Default, Lender may exercise any one or more of its remedies under common or statutory law, and at any time do any one or more of the following, all of which arc hereby authorized by each
Debtor:

         (a) Require each Debtor (at such Debtor's sole expense), to forward promptly any or all of the Equipment and Inventory to Lender at such location as shall be reasonably required by Lender; or enter upon the premises where any such Equipment or Inventory is located and take immediate possession of and remove the Equipment or Inventory by summary proceedings or otherwise, all without liability from Lender to Debtor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking, or otherwise;

         (b) Sell or otherwise dispose of the Collateral at a commercially reasonable public or private sale or otherwise, at such price as it may deem best, for cash, credit, or otherwise, and, in case of any deficiency, collect such deficiency from any Debtor;

         (c) Exercise any other right or remedy which may be available to it under this Agreement, the Loan Documents or applicable law; or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof;

         (d) Take or release other security for the obligations of a Debtor under the Loan Documents; release any party primarily or secondarily liable for any such obligations; grant extensions, renewals or indulgences with respect to such obligations; and apply any other security therefor held by Lender to the satisfaction of such obligations, all without prejudice to any rights hereunder.

       8. Additional Remedies of Lender. Each Debtor hereby irrevocably appoints such Lender as Debtor's attorney-in-fact, with power of substitution, to do, after a Default hereunder and during the continuance of such Default, in the name of such Debtor or in the name of Lender or otherwise, for the use and benefit of Lender, but at the cost and expense of such Debtor, and without notice to such Debtor each of the following:

         (a) notify the account debtors obligated on any Accounts to make payments thereon directly to Lender, and to take control of the cash and non-cash proceeds of any Collateral;

         (b) compromise, release, exchange, surrender, make substitutions for, extend, or renew any or all of the Collateral, or otherwise deal with the same as Lender may deem advisable;

         (c) remove from any Debtor's place of business any or all Records;

         (d) make such use of any Debtor's place or places of business as may be reasonably necessary to administer, control, collect or otherwise dispose of the Collateral;

         (e) repair, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any account debtor;

         (f) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;

         (g) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;

         (h) settle, renew, extend, compromise, compound, exchange or adjust claims with respect to any of the Collateral or any legal proceedings brought with respect thereto;

         (i) endorse the name of any Debtor upon any instruments or items of payment relating to the Collateral, or upon any proof of claim in bankruptcy against an account debtor;

         (j) institute and prosecute legal and equitable proceedings to reclaim any of the goods sold to any account debtor obligated on an Account at a time when such account debtor was insolvent; and

         (k) receive and open all mail addressed to any Debtor, and notify the postal authorities to change the address for the delivery of mail to any Debtor to such address as Lender may designate.

       9. Collection of Accounts After Default. Upon the request of Lender at any time after a Default, each Debtor shall deposit, or cause to be deposited, all checks, drafts, cash and other remittances in payment of, or on account of payment of, any and all Accounts (all of the foregoing herein collectively referred to as "items of payment") to an account (the "Collateral Account") designated by Lender at a bank or other financial institution designated by Lender. Lender shall not be responsible for the solvency of any such bank or other financial institution, or the management and administration of the Collateral Account. Lender alone shall have the power to access and make withdrawals from the Collateral Account. Each Debtor shall deposit such items of payment for credit to the Collateral Account within one (1) banking day of the receipt thereof and in precisely the form received, except for the endorsement of a Debtor where necessary to permit the collection of such items of payment, which endorsement each Debtor hereby agrees to make. Pending such deposit, each Debtor will not commingle any such items of payment with any of its other funds or property, but will hold them separate and apart. Lender shall be entitled to apply the funds in the Collateral Account against the obligations secured hereby from time to time in Lender's discretion.

       10. No Marshalling. Notwithstanding the existence of any other collateral security for the obligations secured hereby, Lender shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the obligations secured hereby are satisfied from the proceeds realized upon exercise of the remedies provided herein. Each Debtor, any party who becomes liable for any Debtor's obligations and covenants under the Loan Documents, and any party who now or hereafter acquires a security interest in the Collateral, or any portion thereof, hereby waives any and all right to require any marshalling of assets in connection with the exercise of any remedy provided herein, in any of the Loan Documents or by applicable law.

       11. Notices. All notices hereunder shall be given in accordance with the notice provisions in the Loan Documents. Each Debtor agrees that five (5) days prior notice of the time and place of any public sale of the Collateral, or of the time after which a private sale of the Collateral will be made, is commercially reasonable notice.

       12. Costs and Fees. Each Debtor shall be liable for all legal fees and other costs and expenses incurred by reason of any Default, or in the exercise of Lender's remedies with respect thereto.

       13. No Exclusive Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative, and shall be in addition to any other remedy referred to herein or otherwise available under the Loan Documents, at law or in equity.

       14. Non-Waiver. The failure of Lender to exercise, or delay in the exercise of, the rights granted hereunder, either before or after Default shall not constitute a waiver of any such right.

       15. Choice of Law, Venue and Jurisdiction, Service of Process. This Agreement shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws and decisions of the District of Columbia, without regard to its principles of conflicts of law. Venue for any adjudication hereof shall be only in the courts of the District of Columbia or the Federal courts in the District of Columbia, to the jurisdiction of which courts all parties hereby consent, as the agreement of the parties, as not inconvenient and as not subject to review by any court other than such courts in the District. Each Debtor intends that the courts of the jurisdictions in which such Debtor is incorporated and conducts business shall afford full faith and credit to any judgment rendered by a court of the District of Columbia or the Federal courts in the District of Columbia, against such Debtor hereunder, and hold that such District courts have in person jurisdiction to enter a valid judgment against such Debtor. Service of any summons and/or complaint hereunder, and any other process which may be served on a Debtor in any action in respect hereto, may be made by mailing via registered mail or delivering a copy of such process, to the address last provided by such Debtor to Lender. Each Debtor agrees that this submission to jurisdiction and consent to service of process are reasonable and made for the express benefit of Lender.

       16. WAIVER OF JURY TRIAL. EACH DEBTOR WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND ARISING FROM OR RELATING TO THIS AGREEMENT OR THE DEALINGS OF THE PARTIES IN RESPECT HERETO. EACH DEBTOR ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL TERM OF THIS AGREEMENT AND THAT LENDER WOULD NOT EXTEND ANY FUNDS UNDER THE LOAN DOCUMENTS IF THIS WAIVER OF JURY TRIAL WERE NOT A PART HEREOF. EACH DEBTOR ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. EACH DEBTOR AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.

       17. Successors and Assigns. This Agreement shall inure to the benefit of Lender, its successors and assigns, and shall be binding upon each Debtor, its successors and assigns.

       18. Miscellaneous. This Agreement shall not be amended or altered except by a document in writing signed by the party against which enforcement of the change is sought. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                IN WITNESS WHEREOF, and intending to be legally bound hereby, each Debtor executes this Agreement as of the date first set forth above.

[Seal]

                                                     INDENET, INC.

                                                     By: Robert A. Blay
                                                         -----------------------
                                                     Name: Robert Blay
                                                     Title: Vice-President

[Seal]                                               CABLE COMPUTERIZED
                                                     MANAGEMENT SYSTEMS, INC.

                                                     By: Robert A. Blay
                                                         -----------------------
                                                     Name: Robert Blay
                                                     Title: Secretary

[Seal]                                               ENTERPRISE SYSTEMS
                                                      GROUP, INC.

                                                     By: Robert A. Blay
                                                         -----------------------
                                                     Name: Robert Blay
                                                     Title: Secretary

                                  CORPORATE ACKNOWLEDGMENT

_____________)
               )   SS:
_____________)

          On this the __ day of March, 1998, before me, a notary public in and for the jurisdiction set out above, personally appeared Robert Blay, who acknowledged himself to be the Vice President of IndeNet, Inc., a corporation, and that he, as such Vice President, being authorized so to do, executed the foregoing document for the purposes therein contained, by signing the name of the corporation by himself as Vice-President.

          WITNESS my hand and official seal this __ day of March, 1998.

                                         Ronda Faye Mindingall
                                         ---------------------------
                                         Notary Public

[Notarial Seal]
My Commission Expires: ___________

                                         RONDA FAYE MINDINGALL
                                         Notary Public Oakland County, Michigan
                                         My Commission Expires April 19, 2000.

                            CORPORATE ACKNOWLEDGMENT

_____________)
               )   SS:
_____________)

          On this the __ day of March, 1998, before me, a notary public in and for the jurisdiction set out above, personally appeared Robert Blay, who acknowledged himself to be the Secretary of Cable Computerized Management Systems, Inc., a corporation, and that he, as such Secretary, being authorized so to do, executed the foregoing document for the purposes therein contained, by signing the name of the corporation by himself as Secretary.

         WITNESS my hand and official seal this 26th day of March, 1998.


                                          Ronda Faye Mindingall
                                          ---------------------------
                                          Notary Public

[Notarial Seal]
My Commission Expires: ___________

                                          RONDA FAYE MINDINGALL
                                          Notary Public Oakland County, Michigan
                                          My Commission Expires April 19, 2000.

                                 CORPORATE ACKNOWLEDGMENT

_____________)
               )   SS:
_____________)

          On this the __ day of March, 1998, before me, a notary public in and for the jurisdiction set out above, personally appeared Robert Blay, who acknowledged himself to be the Secretary of Enterprise Systems Group, Inc., a corporation, and that he, as such Secretary, being authorized so to do, executed the foregoing document for the purposes therein contained, by signing the name of the corporation by himself as Secretary.

         WITNESS my hand and official seal this 26th day of March, 1998.


                                          Ronda Faye Mindingall
                                          ---------------------------
                                          Notary Public

[Notarial Seal]
My Commission Expires: ___________

                                          RONDA FAYE MINDINGALL
                                          Notary Public Oakland County, Michigan
                                          My Commission Expires April 19, 2000.